UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) December 15, 2006

                             STAR GAS PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


          Delaware                        011-14129              06-1437793
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
       incorporation)                                        Identification No.)


    2187 Atlantic Street, Stamford, CT                             06902
  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (203) 328-7310

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 15, 2006, Star Gas Partners, L.P., a Delaware partnership (the "Partnership"), issued a press release announcing its financial results for its fiscal fourth quarter ending September 30, 2006. A copy of the press release is furnished within this report as Exhibit 99.1.

The information in this report is being furnished, and is not deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

ITEM 7.01.  REGULATION FD DISCLOSURE

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 A copy of the Star Gas Partners, L P. Press Release dated December 15, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 STAR GAS PARTNERS, L.P.
                                 By: Kestrel Heat, LLC (General Partner)

                                 By:    /s/  Richard F. Ambury
                                    ------------------------------------------
                                 Name:  Richard F. Ambury
                                 Title: Chief Financial Officer
                                        Principal Financial & Accounting Officer
                                        Date:   December 15, 2006